UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 11, 2008
NACCO Industries, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-9172	34-1505819

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5875 Landerbrook Drive
Cleveland, Ohio	44124-4017

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (440) 449-9600
N/A

(Former name or former address, if changed since last report.)
          Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit Index
EX-10.1
EX-10.2
EX-10.3
EX-10.4
EX-10.5

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
          On November 11, 2008, the Compensation Committees of the Board of Directors of NACCO Industries, Inc. (“NACCO”) or its subsidiaries, as applicable, adopted amendments to the following plans (collectively, the “Frozen Plan Amendments”):
•	The NACCO Compensation Committee adopted (i) Amendment No. 1 to the Retirement Benefit Plan for Alfred M. Rankin, Jr. (As Amended and Restated as of December 1, 2007) and (ii) Amendment No. 1 to the NACCO Industries, Inc. Unfunded Benefit Plan (As Amended and Restated Effective as of December 1, 2007);

•	The Compensation Committee of Hamilton Beach Brands, Inc., a wholly-owned subsidiary of NACCO, adopted Amendment No. 1 to the Hamilton Beach Brands, Inc. Unfunded Benefit Plan (As Amended and Restated Effective as of December 1, 2007);

•	The Compensation Committee of NACCO Materials Handling Group, Inc., a wholly-owned subsidiary of NACCO, adopted Amendment No. 1 to the NACCO Materials Handling Group, Inc. Unfunded Benefit Plan (As Amended and Restated Effective as of December 1, 2007); and

•	The Compensation Committee of The North American Coal Corporation, a wholly-owned subsidiary of NACCO, adopted Amendment No. 1 to The North American Coal Corporation Deferred Compensation Plan for Management Employees (As Amended and Restated as of December 1, 2007).
          In addition to making certain administrative and technical changes, the amendments provide for an income tax gross-up on the December 31, 2007 frozen account balances of four of the named executive officers of NACCO and one additional executive officer (collectively, the “NEOs”)). The tax gross up will be calculated as the positive difference (if any) between (1) the taxes the NEOs will pay on the frozen account balance in the year they actually receive payment and (2) the taxes they would have paid on the frozen account balance if they had received payment in 2008, when payment was made to all other active employees.
          The Frozen Plan Amendments are attached to this Current Report on Form 8-K as Exhibits 10.1 through 10.5 and are hereby incorporated herein by reference. The foregoing summary is qualified in its entirety by reference to the full text of the documents, which are attached hereto as exhibits.
Item 9.01 Financial Statements and Exhibits.
                 (d) Exhibits.

Exhibit No.	Exhibit Description

10.1	Amendment No. 1 to the Retirement Benefit Plan for Alfred M. Rankin, Jr. (As Amended and Restated as of December 1, 2007)

10.2	Amendment No. 1 to the NACCO Industries, Inc. Unfunded Benefit Plan (As Amended and Restated Effective as of December 1, 2007)

Exhibit No.	Exhibit Description

10.3	Amendment No. 1 to the Hamilton Beach Brands, Inc. Unfunded Benefit Plan (As Amended and Restated Effective as of December 1, 2007)

10.4	Amendment No. 1 to the NACCO Materials Handling Group, Inc. Unfunded Benefit Plan (As Amended and Restated Effective as of December 1, 2007)

10.5	Amendment No. 1 to The North American Coal Corporation Deferred Compensation Plan for Management Employees (As Amended and Restated as of December 1, 2007)

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NACCO INDUSTRIES, INC.

By: Name:	/s/ Charles A. Bittenbender Charles A. Bittenbender
Title:	Vice President, General Counsel and Secretary
Date: November 13, 2008

Exhibit Index

Exhibit No.	Exhibit Description

10.1	Amendment No. 1 to the Retirement Benefit Plan for Alfred M. Rankin, Jr. (As Amended and Restated as of December 1, 2007)

10.2	Amendment No. 1 to the NACCO Industries, Inc. Unfunded Benefit Plan (As Amended and Restated Effective as of December 1, 2007)

10.3	Amendment No. 1 to the Hamilton Beach Brands, Inc. Unfunded Benefit Plan (As Amended and Restated Effective as of December 1, 2007)

10.4	Amendment No. 1 to the NACCO Materials Handling Group, Inc. Unfunded Benefit Plan (As Amended and Restated Effective as of December 1, 2007)

10.6	Amendment No. 1 to The North American Coal Corporation Deferred Compensation Plan for Management Employees (As Amended and Restated as of December 1, 2007)

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